UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2026

PALISADE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33672	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Syracuse Street Suite 900
Denver, Colorado	80237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PALI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

In preparation for the expected Phase 2 study of PALI-2108 for the treatment of patients with moderate to severe Ulcerative Colitis (“UC”), and in order to expedite the enrollment of patients (the “Study Enrollment”), on March 30, 2026, Palisade Bio, Inc. (the “Company”) entered into a master services agreement (the “MSA”) with Iterative Scopes, Inc. d/b/a Iterative Health (“IH”), pursuant to which IH has agreed to, among other things, assist the Company with the Study Enrollment.

On March 27, 2026 (the “Closing Date”), the Company issued and sold 1,536,885 shares (the “Shares”) of common stock, par value $0.01 per share (“Common Stock”), of the Company to an affiliate of IH (the “Investor”) for a total purchase price of $3.0 million, or $1.952 per Share (which represents the average closing price of the Common Stock on the Nasdaq Capital Market for the five trading days prior to the Closing Date), pursuant to a common stock purchase agreement, dated March 27, 2026, by and between the Company and the Investor. The Shares were offered and sold in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the Company’s intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, the Company’s plans for its Phase 2 clinical study in UC and the enrollment of patients. These forward-looking statements are based upon the Company’s current expectations. Forward-looking statements involve risks and uncertainties. Important factors that could cause actual results to differ materially from those reflected in the Company’s forward-looking statements include, among others, the risks and uncertainties outlined in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 20, 2026. These forward-looking statements speak only as of the date hereof and the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2026	Palisade Bio, Inc.

/s/ J.D. Finley
	By:	J.D. Finley
Chief Executive Officer